Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

TIMING OF EQUITY AWARDS

Annual grants of equity awards are typically determined at the January and/or February Committee meetings with an effective grant date in March to allow enough time for preparation of notification materials. At that time, data for previous performance periods is available to determine the final award size. The Committee also decides the effective date of the final awards, and the annual equity-based grants of RSUs, PSUs, and stock options (which have not been granted since 2020), if any. This timing allows for the grants to be effective after the release of earnings information for the prior fiscal year when the public is aware of the information and the information is reflected in the stock price used to value the awards.

Under the terms of the LTIP, the exercise price of options, if any, will be the closing price of our common stock on the date of grant. If a stock option grant date occurs during a trading blackout period, the stock option grant will be effective the day after the blackout period expires. No options were granted in 2025.

The Committee does not time equity grant dates to affect the value of compensation either positively or negatively. Executive officers do not play a role in the selection of grant dates. Special grants, whether approved by the Committee for executives or pursuant to authority delegated by the Committee for grants to employees other than executives, are effective either on a specified future date (e.g., a date that coincides with a promotion or hiring date or a quarterly grant date) or on the date of approval. In the case of an approval by written consent, the grant date cannot be earlier than the date when the Committee member approvals have been obtained.

From time to time, special circumstances may cause the Committee to grant annual equity awards outside of the annual March timeline. In such circumstances, the Committee continues to adhere to its practices of not timing equity grants to take advantage of material non-public information or affect the value of compensation either positively or negatively.

Award Timing Method	From time to time, special circumstances may cause the Committee to grant annual equity awards outside of the annual March timeline. In such circumstances, the Committee continues to adhere to its practices of not timing equity grants to take advantage of material non-public information or affect the value of compensation either positively or negatively.
Award Timing Predetermined [Flag]	true
Award Timing MNPI Considered [Flag]	false
Award Timing, How MNPI Considered [Text Block]	From time to time, special circumstances may cause the Committee to grant annual equity awards outside of the annual March timeline. In such circumstances, the Committee continues to adhere to its practices of not timing equity grants to take advantage of material non-public information or affect the value of compensation either positively or negatively.
MNPI Disclosure Timed for Compensation Value [Flag]	false